Exhibit 10.4
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omission.

AMENDMENT NO. 6 TO
MASTER MANUFACTURING SERVICES AND SUPPLY AGREEMENT

This Amendment No. 6 to the Master Manufacturing Services and Supply Agreement (“Amendment No. 6”) is entered into and made effective as of July 29, 2026 (the “Amendment No. 6 Effective Date”) by and between Keryx Biopharmaceuticals, Inc., with its offices at 245 First Street, Cambridge, Massachusetts 02142, USA (“Keryx”) and Siegfried AG, with principal offices located at Untere Brühlstrasse 4, 4800 Zofingen, Switzerland (together with its Affiliates and subsidiaries “Vendor”) as transferred from Siegfried Evionnaz SA on January 01, 2024 (“Vendor”).

Keryx and Vendor are each referenced individually herein as a "Party" and together as the “Parties”.

WHEREAS, Vendor and Keryx entered into a Master Manufacturing Services and Supply Agreement dated December 20, 2017, as amended on December 21, 2020, January 29, 2021, February 11, 2021, December 17, 2021, February 28, 2023 and December 5, 2024 (“Agreement”) under which Vendor manufactures Product for purchase by Keryx;

WHEREAS, on December 12, 2018, Keryx merged with Akebia Therapeutics, Inc. (“Akebia”) and, pursuant to such merger, Akebia assumed all of Keryx’s rights and obligations under the Agreement. Keryx continues to operate as a wholly owned subsidiary of Akebia, and Akebia is an Affiliate of Keryx; and

WHEREAS, the Parties desire to amend the Agreement as set forth in this Amendment No. 6.

NOW, THEREFORE the Parties agree as follows:

1.For the purpose of this Amendment No. 6, the defined terms used herein shall have the same meanings as those used in the Agreement, unless otherwise specified in this Amendment No. 6.

2.Effective as of the Amendment No. 6 Effective Date, the following new subsection 3.4.6 is hereby added to the Agreement:

3.4.6    at Keryx’ sole option, up to [**], upon receipt of which Vendor shall within [**] confirm its acceptance in writing and, in accordance with Section 3.8 provide a delivery schedule mutually acceptable for both Parties that set out delivery dates for specified quantities of Product.
3.Effective as of the Amendment No. 6 Effective Date, section 16.1 is hereby deleted in its entirety and replaced with the following new Section 16.1.

16.1        The term of this Agreement (the “Term”) shall commence as of the Agreement Date and, subject to earlier termination in accordance with the provisions of this Section 16, shall end on December 31, 2028 unless otherwise agreed by the Parties. Notwithstanding the foregoing, Keryx may elect to extend the Term through December 31, 2031 with written notice sent at least twelve (12) months prior to the expiry of the Term, in accordance with Section 22 herein. For the avoidance of doubt, expiration of the Term in accordance with this Section 16.1.1 shall not relieve Keryx of its responsibilities to pay any undisputed invoices issued by Vendor for Product or other Services performed in accordance with Section 3 of the Agreement.

4.Effective as of the Amendment No. 6 Effective Date, Attachment B of the Agreement is hereby deleted in its entirety and replaced with the Attachment B as set forth in Exhibit 1 of this Amendment No. 6.

5.Effective as of the Amendment No. 6 Effective Date, a new Attachment H as set forth in Exhibit 2 of this Amendment No. 6 is hereby added to the Agreement.

6.Except as otherwise provided herein, all provisions of the Agreement, not expressed amended by this Amendment shall remain in full force and effect. In the event there is a conflict among this Amendment and the Agreement, the terms of this Amendment shall govern.

7.This Amendment may be executed by electronic means (including .PDF) and in any number of counterparts, each of which when executed and delivered, shall constitute an original, but all of which together shall constitute one agreement binding on all Parties, notwithstanding that all Parties are not signatories to the same counterpart.

8.The governing law and jurisdiction applicable to the Agreement shall apply to this Amendment No. 6.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 6 to be executed by their duly authorized representatives as of the date first above written.

KERYX BIOPHARMACEUTICALS, INC. By: /s/ Justin McCue Print Name: Justin McCue Title: CTO Date: September 24, 2026	SIEGFRIED AG By: /s/ Peter Freisler Print Name: Peter Freisler Title: Chief Business Officer Date: September 13, 2026
SIEGFRIED AG By: /s/ Klaus Stingl Print Name: Klaus Stingl Title: SVP, Global Head BD & Sales Drug Substance Date: September 12, 2026

EXHIBIT 1
ATTACHMENT B – PRODUCT PRICE AND MINIMUM ANNUAL PURCHASE OBLIGATION

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EXHIBIT 2
Attachment H
Mandatory Government Contractor Clauses
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